INCOME TAXES	12 Months Ended
Dec. 31, 2022
INCOME TAXES
INCOME TAXES
20.	INCOME TAXES

Income tax expense differs from the amount that would be computed by applying the Canadian statutory income tax rate of 27.00% (2021 - 27.00%) to income before income taxes. The reasons for the differences are as follows:

	2022	2021
Loss for the year	$(88,890)	$(117,567)
Statutory income tax rate	27.00%	27.00%
Expected income tax benefit	(24,000)	(31,743)
Items not deductible for income tax purposes	2,939	3,814
Non-taxable items	(3,733)	(3,474)
Flow-through share issuances	10,562	12,128
QuestEx acquisition	459	—
Other	(744)	(1,295)
Change in unrecognized deferred tax assets	14,517	20,570
Income tax expense	$—	$—

The tax effects of temporary differences between amounts recorded in the Company’s accounts and the corresponding amounts as computed for income tax purposes give rise to the following deferred tax assets and liabilities:

Deferred tax assets (liabilities)	2022	2021
Non-capital losses carried forward	$2,707	$—
Share issue costs	95	—
Net capital losses	(21)	—
Exploration and evaluation	(2,781)	—
Net deferred tax assets	$—	$—

The Company recognizes a deferred tax asset on unused tax losses or other deductible amounts only when the Company expects to have future taxable profit against which the amounts could be utilised. The Company’s unrecognized deductible temporary differences for which no deferred tax asset is recognized consist of the following amounts:

	2022	2021
Equipment	$4,819	$3,111
Share issue costs	5,861	5,444
Net capital losses	1,598	982
Provision for closure and reclamation	6,160	5,151
Non-capital losses carried forward	150,701	92,213
Exploration and evaluation	28,742	37,215
Unrecognized deductible temporary differences	$197,881	$144,116

As of December 31, 2022, the Company had unrecognized unused non-capital tax losses of $150,701,000 which will expire between 2026 and 2042.